SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.  20549



                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  October 14, 1998


                                LabOne, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                   0-15975                   48-0952323
     --------------------          -----------                ---------------
(State or other jurisdiction       (Commission             (I. R. S. Employer
       of incorporation            File Number)            Identification No.)



             10310 W. 84th Terrace, Lenexa, KS                  66214
          ----------------------------------------             -------
          (Address of principal executive offices)           (Zip Code)



      Registrant's telephone number, including area code:    913-888-1770
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ITEM 5.     Other Events
            ------------


     LabOne, Inc. announced today that it has entered into an agreement to acquire Systematic Business Services, Inc. (SBSI), Independence, Mo. SBSI is a provider of information services to life and health insurers nationwide, and has annual revenues of approximately $7 million. With 150 employees in the Kansas City area, the company provides telephone inspections, motor vehicle reports, attending physician statements, and claims investigation services to life insurance companies. SBSI will be a wholly owned subsidiary of LabOne.














                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                LabOne, Inc.



Date:  October 16, 1998       By:  /s/Kurt E. Gruenbacher
                                   ----------------------
                                  Kurt E. Gruenbacher,
                                  V.P. Finance, Chief Accounting
                                  Officer and Treasurer




Date:  October 16, 1998       By:  /s/Robert D. Thompson
                                   ---------------------
                                  Robert D. Thompson
                                  Executive V.P., Chief Operating
                                  Officer and Chief Financial Officer






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